Utz Brands, Inc. First Quarter 2025 Earnings Presentation May 1, 2025

Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal”, "on track" or other similar words, phrases or expressions. These forward-looking statements include future plans for Utz Brands, Inc. (“the Company”), including outlook for fiscal 2025, plans related to the transformation of the Company’s supply chain, the Company’s product mix, the ability to reduce debt and the anticipated interest expense savings from the repricing of the $630 million Term Loan , the Company’s cost savings plans and the Company’s logistics optimization efforts; the estimated or anticipated future results and benefits of the Company’s plans and operations; the Company’s future capital structure; future opportunities for the Company; the effects of inflation or supply chain disruptions on the Company or its business; statements regarding the Company’s project balance sheet and liabilities, including net leverage; and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Some factors that could cause actual results to differ include, without limitation: our operation in an industry with high levels of competition and consolidation; our reliance on key customers and ability to obtain favorable contractual terms and protections with customers; changes in demand for our products driven by changes in consumer preferences and tastes or our ability to innovate or market our products effectively; changes in consumers’ loyalty to our brands due to factors beyond our control; impacts on our reputation caused by concerns relating to the quality and safety of our products, ingredients, packaging, or processing techniques; the potential that our products might need to be recalled if they become adulterated or are mislabeled; the loss of retail shelf space and disruption to sales of food products due to changes in retail distribution arrangements; our reliance on third parties to effectively operate both our direct-to-warehouse delivery system and our direct- store-delivery network system; the evolution of e-commerce retailers and sales channels; disruption to our manufacturing operations, supply chain, or distribution channels; the effects of inflation, including rising labor costs; shortages of raw materials, energy, water, and other supplies; changes in the legal and regulatory environments in which we operate; potential liabilities and costs from litigation, claims, legal or regulatory proceedings, inquiries, or investigations into our business; potential adverse effects or unintended consequences related to the implementation of our growth strategy; our ability to successfully identify and execute acquisitions or dispositions and to manage integration or carve out issues following such transactions; the geographic concentration of our markets; our ability to attract and retain highly skilled personnel (including risks associated with our recently announced executive leadership transition); impairment in the carrying value of goodwill or other intangible assets; our ability to protect our intellectual property rights; disruptions, failures, or security breaches of our information technology infrastructure; climate change or legal, regulatory or market measures to address climate change; our exposure to liabilities, claims or new laws or regulations with respect to environmental matters; the increasing focus and opposing views, legislation and expectations with respect to ESG initiatives; restrictions on our operations imposed by covenants in our debt instruments; our exposure to changes in interest rates; adverse impacts from disruptions in the worldwide financial markets, including on our ability to obtain new credit; our exposure to any new or increased income or product taxes; pandemics, epidemics or other disease outbreaks; our exposure to changes to trade policies and tariff and import/export regulations by the United States and other jurisdictions; potential volatility in our Class A Common Stock caused by resales thereof; our dependence on distributions made by our subsidiaries; our payment obligations pursuant to a tax receivable agreement, which in certain cases may exceed the tax benefits we realize or be accelerated; provisions of Delaware law and our governing documents and other agreements that could limit the ability of stockholders to take certain actions or delay or discourage takeover attempts that stockholders may consider favorable; our exclusive forum provisions in our governing documents; the influence of certain significant stockholders and members of Utz Brands Holdings, LLC, whose interests may differ from those of our other stockholders; and the effects of our private placement warrants on the market price of our Class A Common Stock and our net income; and other risks and uncertainties set forth in Part I, Item 1A “Risk Factors” in our Annual Report on Form 10-K filed with the Commission for the fiscal year ended December 29, 2024 and in other reports we file with the U.S. Securities and Exchange Commission from time to time. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Industry Information Unless otherwise indicated, information contained in this presentation or made orally during this presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates, and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company.

Disclaimer (cont.) 3 Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projected Financial Information This presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purposes of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company’s control, as discussed under Forward-Looking Statements above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted SD&A, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share, and Net Leverage Ratio, and certain ratios and other metrics derived therefrom. These non- GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations, earnings per share or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these historical non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. In addition, quantitative reconciliations are not available for the forward-looking GAAP financial measures used in this presentation without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Net Organic Sales, Adjusted EBITDA, Adjusted Earnings Per Share, and Net Leverage Ratio, respectively. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.

Business Overview Howard Friedman Chief Executive Officer 4

Delivered a Strong Start to 2025

- 1Q'25 Organic Net Sales growth of 2.9% led by Branded Salty Snacks growth of 4.9%[1]
- Dollar and volume share gains in the Salty Snacks Category[2]
- Consumer value need addressed with bonus packs and focused trade promotions
- Productivity cost savings fueling Adj. Gross Profit Margin and Adj. EBITDA Margin expansion
- Reinvestment into our brands and capabilities
- Ability to grow despite category softness due to unique geographic expansion opportunity
- Fiscal 2025 guidance reaffirmed

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Branded Salty Snack sales as defined in 1Q'25 earnings press release dated May 1, 2025; excludes Independent Operator ("IO") unreported sales.
(2) Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/30/2025 compared to the 13-weeks ended 3/31/24 period in the prior year on a pro forma basis.

5

Top-line and Bottom-line Growth in 1Q’25 6 Adjusted EBITDA (in millions) $43 $45 1Q’24 1Q’25 Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. Adjusted EPS $0.14 $0.16 1Q’24 1Q’25 +4% +14% Organic Net Sales (in millions) $342 1Q’24 1Q’25 $352 +3%

Topline Growth Driven by Strong Volume Gains and Value Focus

- **Total Organic Net Sales growth of +2.9%** led by strong volume growth of +6.3%
- **Branded Salty Snacks Net Sales growth of +4.9%** led by Boulder Canyon®
- **Net price decline in Branded Salty Snacks of (3.4%)** primarily due to bonus packs and focused trade promotions
- **Non-Branded & Non-Salty Net Sales performance** due to continued declines in Partner Brands and Dips & Salsa


Zapp's
Boulder Canyon
Utz Ripples
On The Border Café Style
Utz Original
Boulder Canyon
Utz Specials
Zapp's Voodoo


Net Sales Growth Drivers
(1Q'25 % YoY Change)
Total Company(1)
Branded Salty Snacks
(87% of Total Net Sales)
Non-Branded & Non-Salty Snacks(1)
(13% of Total Net Sales)
6.3%
-3.4%
2.9%
8.3%
-3.4%
4.9%
-6.1%
-2.7%
-8.8%
Volume/Mix
Price
Total

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snack sales as defined in 1Q'25 earnings press release dated May 1, 2025; excludes Independent Operator unreported sales.
(1) Organic Net Sales Growth.

7

Successfully Shifting Our Net Sales Mix Towards Branded Salty Snacks 8 Branded Salty Snacks Non-Branded, Non-Salty Snacks 82% 18% 1Q’23(1) 87% 13% 1Q’25 Net Sales Mix Evolution Branded Salty Snacks Non-Branded, Non-Salty Snacks Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. Note: Branded Salty Snack sales as defined in 1Q’25 earnings press release dated May 1, 2025; excludes Independent Operator unreported sales. (1) Adjusted for divestitures of R.W. Garcia and Good Health.

Consistently Growing Branded Salty Snacks and Expanding Adj. EBITDA Margins


Branded Salty Snacks
Quarterly Net Sales Growth
(YoY Change)
4.7%
3.3%
3.8%
2.9%
4.9%
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25


Adjusted EBITDA
Margin Expansion
(YoY Change, as a % of Net Sales)
+100bps
+150bps
+80bps
+160bps
+30bps
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snack sales as defined in 1Q'25 earnings press release dated May 1, 2025; excludes Independent Operator unreported sales.

9

Bonus Pack Program Drove Volume and Value for our Consumer in 1Q'25


Net Sales Growth Drivers
(1Q'25 % YoY Change)
Total Company[(1)]
Branded Salty Snacks
6.3%
-2.8%
-3.4%
2.9%
Impact of Bonus Packs
8.3%
-3.1%
-3.4%
4.9%
Volume/Mix
Price
Total

- Bonus Pack Program launched in December 2024, offering the consumer **20% more volume** for the same retail price, on **six Utz® and On The Border® SKUs**
- Strong impact on volumes, but average price per lb. down given more volume offered for the same price utz
Original
utz
Ripples
utz
Ripples
utz
Honey Barbeque
utz
Salt'n Vinegar
ON THE BORDER
Café Style
utz
NOW
20%
MORE
LIMITED TIME ONLY!
NOW
20%
MORE
LIMITED TIME ONLY!

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snack sales as defined in 1Q'25 earnings press release dated May 1, 2025; excludes Independent Operator unreported sales.
(1) Organic Net Sales Growth.

10

Our Power Four Brands Continued to Gain Share in 1Q'25

- **Dollar and volume share gains for total Company** and **Power Four Brands**, led by Boulder Canyon®
- **Growth led by Expansion geographies** driven by distribution gains and higher velocities
- **Retail price per pound declined** primarily due to bonus packs, channel mix, and disciplined promotional spend



1Q'25 MULO+ w/Convenience YoY Growth
Retail Volume (lbs.)
-1.6%
5.7%
7.5%
Retail Price/lb.
Impact of bonus packs(1)
-0.1%
-3.0%
-5.4%
-3.5%
-5.4%
Retail Sales $
-1.7%
0.0%
1.7%
Total Salty Category
Total Company
Power Four Brands

Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/30/25; % YoY growth compared to the 13-weeks ended 3/31/2024 period in the prior year on a pro forma basis.
(1) Measured using MULO+ w/Convenience and Company 1Q'25 internal Net Sales data.

11

Continued Volume Share Gains in our Core Geography

- **Continued volume share gains** for total Company and Power Four Brands supported by active portfolio assortment management
- **Disciplined investments** to maintain price gaps primarily in potato chips and investment in bonus packs
- **Convenience store channel trends** recovering, but not yet growing
- **Lapping significant merchandising activity** in Mass channel in the prior year

1Q'25 Core Geographies YoY Retail Growth


Retail Volume (lbs.)
-1.4%
2.9%
4.6%
Retail Sales $
-1.9%
-3.7%
-2.4%
Total Salty Category
Total Company
Power Four Brands

See Appendix for Utz Core and Expansion geography state groupings.
Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/30/2025; % YoY growth compared to the 13-weeks ended 3/31/2024 period in the prior year on a pro forma basis.

12

Growth Accelerating in Expansion Geographies with 1Q'25 Retail Volume up +8.9%

- **Seventh consecutive quarter of share gains**
- **Gained dollar and volume share** for total Company and Power Four Brands
- Growth driven by **distribution gains and higher same store velocities**
- **Strong dollar growth** across Utz® and Zapp's® Pretzels, Boulder Canyon® Potato Chips, and Golden Flake® Pork Rinds


1Q'25 Expansion Geographies YoY Retail Growth
Retail Volume (lbs.)
-1.7%
8.9%
10.9%
Retail Sales $
-1.6%
4.9%
7.5%
Total Salty Category
Total Company
Power Four Brands

See Appendix for Utz Core and Expansion geography state groupings.
Source: Retail sales and volume are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/30/2025; % YoY growth compared to the 13-weeks ended 3/31/2024 period in the prior year on a pro forma basis.

13

Expansion Playbook Driving Significant Growth and Sustained Success

Utz Core and Expansion Geographies


WA
OR
CA
NV
ID
MT
WY
UT
AZ
NM
CO
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI

Core	**20** States	**56%** of Net Sales	**+0.2%** 2-year Retail Sales CAGR	**6.5%** Avg. market share(1)
Expansion	**30** States	**44%** of Net Sales	**+7.2%** 2-year Retail Sales CAGR	**3.0%** Avg. market share(1)

- **Executing a proven playbook**
  - Offering customers Direct to Warehouse delivery and/or Direct Store Delivery through our hybrid distribution model
  - Investing in customers and shoppers
  - Leveraging relationships and success in other markets
- **Continuing to grow share in key expansion markets** (e.g., Florida)
- **Significant white space remains** given relative market share of 3.0% in Expansion and 6.5% in Core Geographies

Source: Retail sales are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 52-weeks ended 3/30/25.
(1) Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/30/25.

14

Retailer BRetailer A 45.0% 45.8% 46.2% 46.1% 46.3% 2021 2022 2023 2024 1Q'25 Utz Brands Salty Snacks Dollar Share of Category at Retailer B Retailer B Dollar Share of Food CRMA Salty Snacks Case Study: Adding Utz Brands to a Retailers’ Assortment Grows the Customer’s Salty Snack Share and Utz’s Company Share in Expansion Geographies 15 Utz Brands Salty Snacks Dollar Share of Category at Retailer A Retailer A Dollar Share of Food CRMA Salty Snacks Note: CRMA stands for “Competitive Retailer Marketing Area”. Source: Retail sales are Circana Data, Undisclosed Retailers “A” & “B”, custom Utz Brands hierarchy. Calendar Years 2021-2024, with 2025 showing L13W ending 3/30/2025; customer RMA data. 2.2% 3.7% 5.0% 5.6% 6.2% 2021 2022 2023 2024 1Q'25 3.7% 7.7% 9.7% 11.1% 11.1% 2021 2022 2023 2024 1Q'25 37.8% 36.4% 38.8% 38.4% 39.1% 2021 2022 2023 2024 1Q'25

Share Gains in Potato Chips, Cheese Snacks, and Pork

1Q'25 Sub-Category Retail Sales YoY Growth



Total Sub-Category
Utz Brands
Potato Chips
-2.5%
2.7%
Tortilla Chips
-1.8%
-2.8%
Pretzels
2.3%
2.2%
Cheese Snacks
-4.6%
-3.0%
Pork Rinds
0.0%
8.0%

	Potato Chips	Tortilla Chips	Pretzels	Cheese Snacks	Pork Rinds
% of UBI Retail Sales	41%	20%	12%	9%	4%

Potato Chips
- Boulder Canyon® growth in Club, Food and Natural outperforming the category
- Utz® bonus packs drove pound and perimeter activity

Tortilla Chips
- Club rotation
- Lapping program in Grocery

Pretzels
- Growth driven by Food and Mass

Cheese Snacks
- Decline driven by timing

Pork Rinds
- Increased velocities across all channels led by Food

Source: Retail sales are Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/30/2025; % YoY growth compared to the 13-weeks ended 3/31/24 period in the prior year on a pro forma basis. Utz Retail Sales breakdown is Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/30/2025.

16

Boulder Canyon® Outperforming the Category in Natural and Traditional Channels

- **Brand's better-for-you characteristics and bold taste profile are resonating with consumers**
  - Boulder Canyon has the **#1 selling Salty Snack SKU**(1) in the Natural Channel over the latest 13 and 52 weeks(2)
  - **#1 Potato Chip Brand** in Total US Natural Channel(2)
- Growing Retail Distribution outside Natural with +52% more TPDs in MULO+ w/ convenience(3)
- Growing Velocity with +62% increase in units and 94% increase in dollars in MULO+ w/ convenience(3),(4)


BOULDER CANYON
OLIVE OIL
CLASSIC SEA SALT
BOULDER CANYON
AVOCADO OIL
CLASSIC SEA SALT



1Q'25 Retail Sales Growth


SPINS(2)
(Natural Channel)
Circana MULO+
w/ Convenience(5)
(Traditional Channels)
2.7%
41.7%
-1.7%
158.3%
Total Salty Category
BOULDER CANYON
Total Salty Category
BOULDER CANYON

Retail sales are Circana Total US MULO+ w/convenience and SPINS Total US – Natural Expanded Channel. Circana is Custom Utz Brands hierarchy, 13-weeks ended 3/30/25; % YoY growth compared to the 13-weeks ended 3/31/24 period in the prior year on a pro forma basis. SPINS is TPL 12-weeks ended 3/23/2025; % YoY growth compared to the 12-weeks ended 3/24/24 period in the prior year on a pro forma basis.
(1) 5.25oz Avocado Oil Classic Sea Salt Kettle Potato Chips.
(2) Total Natural Channel Spins YTD ended 3/23/25.
(3) Circana Total US MULO+ w/ convenience L13W ended 3/30/25.
(4) Referencing units / store / week and dollar / store / week.
(5) Circana Total US MULO+ w/ convenience, custom Utz Brands hierarchy, L13W ended 3/30/25.

17

Continued Investment in New Product Innovation (1) Circana Total US Multi Outlet+ Conv 52 weeks ending 3/30/25. o New Lime & Sea Salt and Roasted Garlic & Mexican Herb flavors taps into On The Border’s® strength in Dipping, as #2 brand in Dipping Tortilla Chips(1) Flavored Dipping Café Chips o Blends a familiar sweet-tart lemonade flavor with Utz’® signature salty crunch o For every bag sold, a contribution is made to Alex’s Lemonade Stand, helping children fighting cancer Limited Edition Lemonade Potato Chips o Leverages Company expertise in tortilla chips and consumer desire for better-for-you snacks (including Non-GMO, made with avocado oil and gluten-free) Tortilla Chips 18

Increased our 1Q’25 Marketing Investments +30% vs. prior year 19 Launched new Social Media Campaign Utz_Pronunciation-campaign_post3.mp4 Screenshot 2025-04-18 at 1.51.48 PM.png #TeamUhtz #TeamOotz #TeamYoutz Investing in Experiences & Social Media Zapp’s Superbowl and Mardi Gras program Brand’s cult-like appeal and “People Chips” viral fandom

Utz Household Penetration Growth is Outpacing the Category and at an All-time High; Holding Repeat Rate Even While Adding New Consumers 20 Utz Household Penetration Utz Buyers (millions) Total Utz Buyer Repeat Rate Source: Circana Scan Panel Total U.S. All Outlets 52-weeks data through 3/23/2025 compared to the 52-weeks ended 3/24/24 in the prior year period. 35 40 45 50 2024 2025 47.9% 49.1% 60 62 64 66 68 70 2024 2025 69.4% 69.4% 62.0 63.9 45 50 55 60 65 2024 2025 Total Company Salty Snack Category +120bps +20bps +1.9M +1.0M - +10bps +190bps - +2.8M +0.7M +20bps - Latest 52-weeks

Financial Review Ajay Kataria Chief Financial Officer 21

1Q'25 Financial Results Summary

- **Organic Net Sales +2.9%**
  - +6.3% volume/mix and (3.4%) price
  - Branded Salty Snacks Net Sales +4.9%
- **Adj. Gross Profit Margin expansion of +100 bps**
  - Benefits from productivity programs
- **Adj. SD&A Expense increase of +4.7%**
  - Increased marketing, selling, and distribution costs to support growth
- **Adj. EBITDA increased +3.9% to $45.1M**
  - Adj. EBITDA Margin expansion of +30bps
- **Adj. EPS growth of +14.3% to $0.16**
  - Primarily driven by operating earnings growth
  - Lower interest expense due to the refinancing of long-term debt

In $ millions, except per share amounts	1Q'25 13-weeks ended March 30, 2025	1Q'24 13-weeks Ended March 31, 2024	YoY Change
Net Sales	352.1	346.5	+1.6%
Organic Net Sales	**352.1**	**342.2**	**+2.9%**
Adj. Gross Profit	**134.5**	**128.8**	**+4.4%**
% Adj. Gross Profit Margin	*38.2%*	*37.2%*	*+100 bps*
Adj. SD&A Expense	**89.4**	**85.4**	**+4.7%**
Adj. SD&A Expense % of Net Sales	*25.4%*	*24.6%*	*+80 bps*
Adj. EBITDA	**45.1**	**43.4**	**3.9%**
% Adj. EBITDA Margin	*12.8%*	*12.5%*	*+30 bps*
Adj. Net Income	**22.3**	**20.8**	**+7.2%**
Adj. EPS	**$0.16**	**$0.14**	**+14.3%**

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snack sales as defined in 1Q'25 earnings press release dated May 1, 2025; excludes Independent Operator unreported sales.
Note: Amounts may not sum due to rounding.

22

1Q'25 Net Sales Bridge

- **Volume/mix growth of +6.3%**
  - Branded Salty Snacks volume/mix growth of +8.3% led by Power Four Brands
  - Non-Branded & Non-Salty Snacks volume/mix change of (6.1%) primarily due to Partner Brands and Dips & Salsas
- **Pricing impact of (3.4%)** primarily due to investment in bonus packs (2.8pp impact) and focused trade promotions
- **Divestiture impact of (1.3%)** from the disposition of R.W. Garcia® and Good Health® brands (closed January 2024)

1Q'25 Net Sales YoY Growth Decomposition



6.3%
-2.8%
-0.6%
2.9%
-1.3%
1.6%
Volume/Mix
Price Impact of Bonus Packs
Price Impact of Other Focused Trade
1Q'25 Organic Net Sales Growth
Brand Divestitures
1Q'25 Total Net Sales Growth

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snack sales as defined in 1Q'25 earnings press release dated May 1, 2025; excludes Independent Operator unreported sales.

23

1Q'25 Adjusted EBITDA Margin Bridge

- Continued **Productivity savings** across manufacturing and procurement
- **Pricing impact** primarily due to bonus packs and focused trade promotions
- **Increased Marketing spend** to support continued Branded Salty Snacks volume growth
- Higher Selling and Admin Expense primarily to **support distribution growth** in Expansion geographies

1Q'25 Adjusted EBITDA Margin Change Decomposition



12.5%
0.4%
(2.9%)
3.7%
(0.4%)
(0.3%)
(0.2%)
12.8%
1Q'24
Volume / Mix
Price
Productivity Savings (1)
Supply Chain Costs (2)
Marketing Expense
Selling & Admin Expense
1Q'25

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snack sales as defined in 1Q'25 earnings press release dated May 1, 2025; excludes Independent Operator unreported sales.
Note: Amounts may not sum due to rounding.
(1) Represents savings realized during 1Q'25 as a % of prior year Net Sales.
(2) Delivery included.

24

Rice Distribution Center o Hanover, Pennsylvania o Consolidates six warehouses into one state-of-the art facility of 650k sq. ft. o Fully operational since Jan’25 New Kettle Line o Kings Mountain, North Carolina o +35% more capacity to Kettle network to support growth in Boulder Canyon® and Utz® o Operating since Feb’25 New Pretzel Line o Hanover, Pennsylvania o +15% increased pretzel capacity with higher efficiency o Operating since Mar’25 Continued Investments in Supply Chain Across Manufacturing & Distribution to Support Growth and Drive Productivity 25

On Track to Deliver $150M+ Productivity Savings in 2024-2026, $15M higher than Initial Investor Day target 26 Productivity Delivered (1) Represents cost savings realized during each 52-week or 53-week fiscal year as a percentage of prior fiscal year Adjusted COGS. (2) Pro Forma for acquisitions. (3) 2020 represents the 53-week period ended 1/3/21, consisting of the Predecessor period from 12/30/19 through 8/28/20 and the Successor period from 8/29/20 through 1/3/21; 2021 represents the 52-week period ended 1/2/22 for the Successor; and 2022 represents the 52-week period ended 1/1/23 for the Successor. 2020 2021 2022 2023 2024 2025E 1% 2% 3% 4% 6% ~6% (1)(2)(3)

Cash Flow and Balance Sheet Highlights As of January 1, 2023 Cash Flow Highlights 13-Weeks Ended March 30, 2025 Net Cash Used in Operations $20.2M Capital Expenditures $38.8M Dividends and Distributions Paid(1) $8.9M Balance Sheet Highlights As of March 30, 2025 Cash and Cash Equivalents $62.7M Gross Debt(2) $863.6M Net Debt(3) $800.9M Net Leverage Ratio(4) 4.0x 27 Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Includes $3.5M of distributions to Non-Controlling Interest and $0.3M of dividend equivalents on employee equity awards. (2) Includes Term Loan B, ABL Facility, Equipment Loans, and Finance Leases. Excludes amounts related to guarantees on IO loans which are collateralized by routes. The Company has the ability to recover substantially all of the outstanding IO loan value in the event of a default scenario, which historically has been uncommon. (3) Reflects Gross Debt less Cash. (4) Net Leverage Ratio is a Non-GAAP financial measure and is Net Debt divided by last 52-weeks Normalized Adjusted EBITDA. (5) Includes cash on hand of $62.7 million and $109.5 million available under the Company’s revolving credit facility. o Cash flow reflects pacing of net working capital (“NWC”) & capital investments o Capital investments to support manufacturing plant automation and Kings Mountain build-out o Ample liquidity of ~$172M on March 30, 2025(5) o Net Leverage Ratio higher than FYE’24 due to increased capital investments and seasonal NWC o Repriced our $630M Term Loan B (“TLB”) to lower the spread from S+275 to S+250; 25bps reduction expected to reduce annual interest by ~$1.6M

Reaffirming Full Year 2025 Outlook

	FY'25 Expected Growth vs. FY'24 Actual Results	Key Assumptions
Organic Net Sales	**Low-single digits**	Continued Branded Salty Snacks growth, particularly the Power Four Brands, and less decline in Non-Branded & Non-Salty Snacks
Adjusted EBITDA	**+6% to +10%**	Strong Adj. Gross Profit Margin expansion fueled by productivity savings and improved product mix
Adjusted EPS	**+10% to 15%**	Higher operating earnings growth and lower interest expense

Additional Outlook Assumptions:

Effective Normalized Tax Rate[(1)]	**17% to 19%**	Consistent with 2024
Net Interest Expense	**~$43 million**	Long-term debt blended rate of ~5%
Capital Expenditures	**$90 to $100 million**	Majority focused on building increased manufacturing network capacity and delivering accelerated productivity savings
Net Leverage Ratio	**Approaching 3x at YE'25**	Adj. EBITDA growth and modest scheduled debt repayment

Note: Quantitative reconciliations are not available for the forward-looking non-GAAP financial measures used herein without unreasonable efforts due to the high variability, complexity, and low visibility with respect to certain items which are excluded from Organic Net Sales, Adjusted EBITDA, Net Leverage Ratio, normalized GAAP basis tax expense, excluding one-time items, and Adjusted Earnings Per Share, respectively. We expect the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future financial results.
(1) Normalized GAAP basis tax expense, which excludes one-time items.

28

Howard Friedman Chief Executive Officer 29 Closing

Executing Against our Initial December 2023 Investor Day Commitments in a Challenging Environment

- **Gaining volume share in both our Core and Expansion markets[1]**
- **Expanding both Adj. Gross Margin and Adj. EBITDA Margin behind strong productivity programs and mix shift to Branded Salty Snacks**
- **Expecting modest impact from tariffs (based on the information we know today)**
- **Driving $150M+ in productivity savings over 3 years across investments in supply chain optimization** ***(+$15M vs. our initial Investor Day target)***
- **Investing in our capabilities and supporting our brands**
- **Growing Adjusted Earnings Per Share growth by double-digits for five consecutive quarters**
- **De-levering our balance sheet with plan to approach 3x by year-end** ***(one year ahead of our initial Investor Day target)***

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
Note: Branded Salty Snack sales as defined in 1Q'25 earnings press release dated May 1, 2025; excludes Independent Operator unreported sales.
(1) Circana Total US MULO+ w/convenience, custom Utz Brands hierarchy, 13-weeks ended 3/30/2025 compared to the 13-weeks ended 3/31/24 period in the prior year on a pro forma basis.

30

Appendix 31

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 32See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 33See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 34See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 35See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 36See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025 (1) Interest Income from IO loans refers to Interest Income that we earn from IO notes receivable that have resulted from our initiatives to transition from RSP distribution to IO distribution ("Business Transformation Initiatives"). There is a notes payable recorded that mirrors most of the IO notes receivable, and the interest expense associated with the notes payable is part of the Interest Expense, Net adjustment. (2) Certain Non-Cash Adjustments are comprised primarily of the following: Incentive programs – The Company incurred 3.5 million and $3.9 million of share-based compensation expense, which was awarded to associates and directors, and compensation expense associated with the Omnibus Equity Incentive Plan (the "OEIP") for the thirteen weeks ended March 30, 2025 and March 31, 2024, respectively. Purchase commitments and other adjustments – We have purchase commitments for specific quantities at fixed prices for certain of our products’ key ingredients. To facilitate comparisons of our underlying operating results, this adjustment was made to remove the volatility of purchase commitments related unrealized gains and losses. The adjustment related to purchase commitments and other adjustments, including cloud computing amortization, was expense of $2.2 million and $0.1 million for the thirteen weeks ended March 30, 2025 and March 31, 2024, respectively. (3) Adjustment for Acquisitions, Divestitures and Investments Costs and (Gains) – This is comprised of consulting, transaction services, and legal fees incurred for acquisitions and certain potential acquisitions, in addition to expenses associated with integrating recent acquisitions. Such expenses were $7.4 million and $5.6 million for the thirteen weeks ended March 30, 2025 and March 31, 2024, respectively. Also included for the thirteen weeks ended March 31, 2024 was a gain of $44.0 million related to the Good Health and R.W. Garcia Sale. (4) Business Transformation Initiatives Adjustment – This adjustment is related to consultancy, professional and legal fees incurred for specific initiatives and structural changes to the business that do not reflect the cost of normal business operations. In addition, gains and losses realized from the sale of distribution rights to IOs and the subsequent disposal of trucks, severance costs associated with the elimination of RSP positions, and enterprise resource planning system transition costs, fall into this category. The Company incurred such costs of $7.4 million and $5.8 million for the thirteen weeks ended March 30, 2025 and March 31, 2024, respectively. (5) Financing-Related Costs – These costs include adjustments for various items related to raising debt and equity capital or debt extinguishment costs. (6) Gains and Losses related to the changes in the remeasurement of warrant liabilities are not expected to be settled in cash, and when exercised would result in a cash inflow to the Company with the Warrants converting to Class A Common Stock with the liability being extinguished and the fair value of the Warrants at the time of exercise being recorded as an increase to equity.

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 37See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 38See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Appendix Additional Reconciliations as Previously Disclosed 39

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 40See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 41See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 42See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 43See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 44See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 45See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 46See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 47See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 48See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 49See footnotes in Utz’s 1Q’25 earnings press release dated May 1, 2025